UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  X

Filed by a Party other than the Registrant

Check the appropriate box:
   Preliminary Proxy Statement
   Confidential, For Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
   Definitive Proxy Statement
   Definitive Additional Materials
X  Soliciting Material Under Rule 14a-12

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                                ESSEX CORPORATION
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

  X  No fee required.
     Fee computed on table below per Exchange Act Rules. 14a-6(i)(1) and 0-11.
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     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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          Fee paid previously with preliminary materials.
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           Check box if any part of the fee is offset as  provided  by  Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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THIS  FILING  CONSISTS  OF THE PRESS  RELEASE OF THE  REGISTRANT  REGARDING  THE
SCHEDULED SPECIAL SHAREHOLDERS MEETING.


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FOR IMMEDIATE RELEASE                           CONTACT:   Leonard E. Moodispaw
                                                      Chairman, CEO & President
                                                                   301.939.7000

            ESSEX CORPORATION SCHEDULES SPECIAL SHAREHOLDERS MEETING

COLUMBIA, MD - December 8, 2006 - Essex Corporation (NASDAQ: KEYW) announces that it has scheduled a special meeting of shareholders for Wednesday, January 10, 2007, to consider and vote upon the proposed agreement and plan of merger between Essex and a subsidiary of Northrop Grumman Corporation (NYSE: NOC). The proposed acquisition of Essex by Northrop Grumman was previously announced on November 8, 2006.

Essex shareholders of record at the close of business on December 7, 2006, will be entitled to notice of the special meeting and to vote on the proposal. The special meeting will begin at 10 a.m., at Essex Corporate Offices, 6708 Alexander Bell Drive, Columbia, Maryland. Essex expects to mail its definitive proxy statement to its shareholders on or about December 11, 2006.

Essex expects that the transaction will close as soon as possible following the special meeting of shareholders, subject to the adoption of the agreement by Essex shareholders and receipt of necessary regulatory approvals, as well as the fulfillment of customary closing conditions. Essex and Northrop Grumman each filed pre-merger notifications with the U.S. antitrust authorities pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act). The HSR Act's waiting period will expire on December 29, 2006, unless additional time is requested by the reviewing authorities. Essex and Northrop Grumman received clearance for the proposed acquisition from Germany's Federal Cartel Office on December 1, 2006.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT:
In connection with the proposed acquisition and required shareholder approval, Essex filed with the Securities and Exchange Commission ("SEC") a definitive proxy statement on December 8, 2006. The definitive proxy statement is expected to be mailed to Essex shareholders on or about December 11, 2006. Essex shareholders are urged to read the definitive proxy statement because it contains important information about the acquisition and Essex. The definitive proxy statement is publicly available at the SEC's web site at WWW.SEC.GOV, and investors and security holders may obtain a free copy of the definitive proxy statement at the SEC's web site... In addition, investors and security holders may also obtain a free copy of the definitive proxy statement by going to the Essex website at WWW.ESSEXCORP.COM, or by directing a request to:

Corporate Secretary, Essex Corporation, 6708 Alexander Bell Drive, Columbia, Maryland 21046, or by phone at 301-939-7000.

                                   - M O R E -


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ESSEX CORPORATION SCHEDULES SPECIAL SHAREHOLDERS MEETING             PAGE 2 OF 2

Essex and its officers and directors may be deemed to be participants in the solicitation of proxies from Essex shareholders with respect to the proposed acquisition. Information about Essex' executive officers and directors, their direct and indirect interests in the acquisition, and their ownership of Essex common stock is set forth in the definitive proxy statement filed by Essex with the SEC on December 8, 2006.

ABOUT ESSEX:  Essex provides  advanced signal,  image,  information  processing, information assurance and cyber-security solutions, primarily for U.S. Government intelligence and defense customers, as well as for commercial customers. We create our solutions by combining our services and expertise with hardware, software, and proprietary and patented technology to meet our customers' requirements. For more information contact Essex Corporation, 6708 Alexander Bell Drive, Columbia MD 21046; Phone 301.939.7000; Fax 301.953.7880; E-mail info@essexcorp.com, or on the Web at WWW.ESSEXCORP.COM.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO RISKS, UNCERTAINTY AND CHANGES IN CIRCUMSTANCES, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANTICIPATED RESULTS, PERFORMANCE OR ACHIEVEMENTS. ALL STATEMENTS CONTAINED HEREIN THAT ARE NOT CLEARLY HISTORICAL IN NATURE ARE FORWARD LOOKING. FACTORS, AMONG OTHERS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE SATISFACTION OF THE CONDITIONS TO CLOSING UNDER THE DEFINITIVE MERGER AGREEMENT, INCLUDING RECEIPT OF SHAREHOLDER AND REGULATORY APPROVAL; GENERAL INDUSTRY AND MARKET CONDITIONS; THE ABILITY OF EITHER COMPANY TO ACHIEVE FUTURE BUSINESS OBJECTIVES; AND THE RISK THAT THE PERCEIVED ADVANTAGES OF THE TRANSACTION, IF CONSUMMATED, MAY NOT BE ACHIEVED. MORE DETAILED INFORMATION ABOUT THESE AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS IS SET FORTH IN ESSEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005. ESSEX IS UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE OR ALTER ITS FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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